MANAGEMENT OF FINANCIAL RISK - FINANCIAL DEBT WITH THIRD PARTY (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Disclosure of risk management strategy related to hedge accounting [abstract]
Secured bank loans received	$ 505,817	$ 503,945
Super Senior Credit Facility	44,050	25,027
Bank borrowing	66,943	33,475
Finance leases	126,559	155,832	$ 152,699
Cash and cash equivalents	(82,927)	(128,824)	$ (208,994)	$ (124,706)
Net debt	$ 660,442	$ 589,455